                                                                   EXHIBIT 10.11

                              FIXED FACILITY NOTE

US $100,000,000                                                   April 28, 2004

      FOR VALUE RECEIVED, the undersigned (collectively, the "BORROWER") promise to pay to the order of ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership ("LENDER") the principal sum of ONE HUNDRED Million AND NO/100 DOLLARS (US $100,000,000), with interest accruing on the unpaid principal balance from the date of disbursement until fully paid at the annual rate of Four and Seven Hundred Five Thousands percent (4.705%).

      This Note is executed and delivered by Borrower pursuant to that certain Amended and Restated Master Credit Facility Agreement, dated as of April 28, 2004 by and between Borrower and Lender (as amended from time to time, the "MASTER AGREEMENT"), to evidence the obligation of Borrower to repay a Fixed Advance made by Lender to Borrower in accordance with the terms of the Master Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Master Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Fixed Advance evidenced hereby is made.

      1. DEFINED TERMS. As used in this Note, (i) the term "LENDER" means the holder of this Note, and (ii) the term "INDEBTEDNESS" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instruments or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instruments under Section 12 of the Security Instruments and (iii) a "BUSINESS DAY" means any day on which Fannie Mae is open for business. Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Master Agreement or, if not defined in the Master Agreement, as defined in the Security Instruments (as defined in Paragraph 5).

      2. ADDRESS FOR PAYMENT. All payments due under this Note shall be payable at ARCS Commercial Mortgage Co., L.P., 26901 Agoura Road, Suite 200, Calabasas Hills, California 91301-9932, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

      3. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest shall be paid as follows:

      (a)   Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.
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      (b)   Interest under this Note shall be computed on the basis of a 360-day year. The amount of each monthly payment made by Borrower pursuant to Paragraph 3(c) below that is allocated to interest will be based on the actual number of calendar days during such month and shall be calculated by multiplying the unpaid principal balance of this Note by the per annum interest rate, dividing the product by 360 and multiplying the quotient by the actual number of days elapsed during the month. Borrower understands that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

      (c)(1) A single installment of interest only in the amount of Twenty Six Thousand One Hundred Thirty Eight and 88/100 Dollars ($26,138.88) shall be payable on the date of this Note.

      (c)(2) Consecutive monthly installments of principal and interest, each in the amount of Five Hundred Eighteen Thousand Nine Hundred Thirty Eight and 38/100 Dollars (US $518,938.38) shall be payable on the first day of each month beginning on June 1, 2004, until the entire unpaid principal balance evidenced by this Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Unless extended pursuant to Schedule B to this Note, any remaining principal and interest shall be due and payable on May 1, 2013 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "MATURITY DATE"). If the Maturity Date is extended pursuant to Schedule B to this Note, any remaining principal and interest shall be due and payable on May 1, 2014 or on any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise. The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

      (d) Any regularly scheduled monthly installment of principal and/or interest that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

      4. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

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      5.    SECURITY. The Indebtedness is secured, among other things, by multifamily mortgages, deeds to secure debt or deeds of trust dated as of the date of this Note (the "SECURITY INSTRUMENTS"), and reference is made to the Security Instruments for other rights of Lender concerning the collateral for the Indebtedness.

      6. ACCELERATION. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. LATE CHARGE. If any monthly installment due hereunder is not received by Lender on or before the 10th day of each month or if any other amount payable under this Note or under the Security Instruments or any other Loan Document is not received by Lender within 10 days after the date such amount is due, counting from and including the date such amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such monthly installment or other amount due. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "LOAN"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

         8. DEFAULT RATE. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "DEFAULT RATE") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date (as such Maturity Date may be extended pursuant to Schedule B to this Note), the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or other payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is

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entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9.    PERSONAL LIABILITY OF THE BORROWER.

      The provisions of Article 15 of the Master Agreement (entitled "PERSONAL LIABILITY OF THE BORROWER") concerning the non-recourse nature of the Indebtedness are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Article were set forth in its entirety herein.

      10.   VOLUNTARY AND INVOLUNTARY PREPAYMENTS.

      (a) A prepayment premium shall be payable in connection with any prepayment made under this Note as provided below:

      (1) Borrower may voluntarily prepay all or part of the unpaid principal balance of this Note only on the last calendar day of a calendar month and only if Borrower has complied with all of the following:

            (i) Borrower must give Lender at least 30 days, but not more than 60 days, prior written notice of its intention to make such prepayment (the "PREPAYMENT NOTICE").

            (ii) The Prepayment Notice shall be addressed to Lender and shall include, at a minimum, the date upon which Borrower intends to make the prepayment (the "INTENDED PREPAYMENT DATE"). Borrower acknowledges that the Lender is not required to accept any voluntary prepayment of this Note on any day other than the last calendar day of a calendar month. If the last calendar day of a calendar month is not a Business Day, then the Borrower must make the payment on the Business Day immediately preceding the last calendar day of a calendar month. For all purposes, including the accrual of interest and the calculation of the prepayment premium, any prepayment received by Lender on any day other than the last calendar day of a calendar month shall be deemed to have been received on the last calendar day of the month in which such prepayment occurs.

            (iii) Any prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Schedule A.

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            (iv)  If, for any reason, Borrower fails to prepay this Note (i)
                  within five (5) Business Days after the Intended Prepayment Date or (ii) if the prepayment occurs in a month other than the month stated in the original Prepayment Notice, then Lender shall have the right, but not the obligation, to recalculate the prepayment premium based upon the date that Borrower actually prepays this Note and to make such calculation as described in Schedule A attached hereto. For purposes of such recalculation, such new prepayment date shall be deemed the "INTENDED PREPAYMENT DATE."

            (2) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest and all other sums due Lender under this Note and the other Loan Documents, and (B) the prepayment premium calculated pursuant to Schedule A.

            (3) Any application by Lender of any collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of a prepayment premium.

      (b) Notwithstanding the provisions of Paragraph 10(a), no prepayment premium shall be payable with respect to (A) any prepayment made no more than twelve (12) months before the Extended Maturity Date (as defined in Schedule B), or (B) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under any Security Instrument or as provided in subparagraph (c) of Schedule A.

      (c) Schedule A and Schedule B are hereby incorporated by reference into this Note.

      (d) Any required prepayment of less than the entire unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing. Upon the making of any voluntary prepayment of less than the entire unpaid principal balance of this Note, the required monthly installments of principal and interest shall be adjusted based on the then outstanding principal balance of this Note and utilizing the methodology used to determine the monthly installments of principal and interest payable in respect of this Note on the closing of this Note.

      (e) Borrower recognizes that any prepayment of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from a default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties.

Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth on Schedule A represents a reasonable estimate of the damages Lender will incur because of a prepayment.

      (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the loan evidenced by this Note, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of Borrower's voluntary agreement to the prepayment premium provisions.

      11. COSTS AND EXPENSES. Borrower shall pay within 15 days after demand all expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

      12. FORBEARANCE. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instruments, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. WAIVERS. Except as expressly provided in the Master Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

      14. LOAN CHARGES. Borrower agrees to pay an effective rate of interest equal to the sum of the interest rate provided for in this Note and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the loan evidenced by this Note and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

      15. COMMERCIAL PURPOSE. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

      16. COUNTING OF DAYS. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY. The provisions of Section 17.06 of the Master Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

      18. CAPTIONS. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

      19. NOTICES. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 17.08 of the Master Agreement.

      20. SECURITY FOR THIS NOTE. The indebtedness evidenced by this Note is secured by other Security Documents executed by Borrower or its Affiliates. Reference is made hereby to the Master Agreement and the Security Documents for additional rights and remedies of Lender relating to the indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Master Agreement and the Security Documents.

      21. FIXED FACILITY. This Note is issued as part of the Fixed Facility established in accordance with the terms of the Master Agreement. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note.

      22. CROSS-DEFAULT WITH MASTER AGREEMENT. The occurrence of an Event of Default under the Master Agreement shall constitute an "EVENT OF DEFAULT" under this Note, and, accordingly, upon the occurrence of an Event of Default under the Master Agreement, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

                        BORROWER:

                        SUN SECURED FINANCING LLC, a Michigan
                        limited liability company

                        By:  Sun Communities Operating Limited
                             Partnership, a Michigan limited
                             partnership, its sole member

                             By:   Sun Communities, Inc., a Maryland
                                   Corporation, its general partner

                                   By:   /S/ Jonathan M. Colman
                                         -------------------------------
                                   Name: Jonathan M. Colman
                                   Title:Executive Vice President - Acquisitions
-
                        ASPEN - FT. COLLINS LIMITED PARTNERSHIP,
                        a Michigan limited partnership

                        By: Sun GP L.L.C., a Michigan limited liability company, its general partner

                             By:   Sun Communities, Inc., a Maryland
                                   Corporation, its manager

                                   By:   /S/ Jonathan M. Colman
                                         -------------------------------
                                   Name: Jonathan M. Colman
                                   Title:Executive Vice President - Acquisitions

                        SUN SECURED FINANCING HOUSTON LIMITED
                        PARTNERSHIP, a Michigan limited partnership

                        By: Sun Secured Financing GP, Inc., a Michigan corporation, its general partner

                             By:   /s/ Jonathan M. Colman
                                   -------------------------------
                             Name: Jonathan M. Colman
                             Title: Executive Vice President - Acquisitions

                        SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company

                        By:  Sun Communities Operating Limited Partnership,
                             a Michigan limited partnership, its managing member

                             By:   Sun Communities, Inc., a Maryland
                                   Corporation, its general partner

                                   By:   /s/ Jonathan M. Colman
                                         _______________________________________
                                   Name: Jonathan M. Colman
                                   Title: Executive Vice President -
                                           Acquisitions

                        SUN HOLLY FOREST LLC, a Michigan limited liability company

                        By:  Sun Communities Operating Limited Partnership,
                             a Michigan limited partnership, its managing member

                             By:   Sun Communities, Inc., a Maryland
                                   Corporation, its general partner

                                   By:   /s/ Jonathan M. Colman
                                         _______________________________________
                                   Name: Jonathan M. Colman
                                   Title: Executive Vice President -
                                           Acquisitions

                        SUN SADDLE OAK LLC, a Michigan limited liability company

                        By:  Sun Communities Operating Limited Partnership,
                             a Michigan limited partnership, its managing member

                              By:  Sun Communities, Inc., a Maryland
                                   Corporation, its general partner

                                   By:   /s/ Jonathan M. Colman
                                         _______________________________________
                                   Name: Jonathan M. Colman
                                   Title:Executive Vice President - Acquisitions

      ATTACHED SCHEDULES. THE FOLLOWING SCHEDULES ARE ATTACHED TO THIS NOTE:

      [x]               SCHEDULE A PREPAYMENT PREMIUM (USE IF YIELD )
                        MAINTENANCE IS ELECTED

      [ ] SCHEDULE B MODIFICATIONS TO MULTIFAMILY NOTE [DEFEASANCE] (USE IF DEFEASANCE IS ELECTED); OR

      [ ]               SCHEDULE B  MODIFICATIONS TO MULTIFAMILY
                        NOTE [EXTENDED MATURITY] (USE IF EXTENDED MATURITY IS ELECTED)

                                   SCHEDULE A

                               PREPAYMENT PREMIUM

      Any prepayment premium payable under Paragraph 10 of this Note shall be computed as follows:

      (A) If the prepayment is made at any time after the date of this Note and before the first calendar day of May, 2013 ("YIELD MAINTENANCE PERIOD END DATE"), the prepayment premium shall be the greater of: (i) 1% of the amount of principal being prepaid; or (ii) the product obtained by multiplying:

            (A)   the amount of principal being prepaid,

             by

            (B) the difference obtained by subtracting from the interest rate on this Note the yield rate (the "YIELD RATE") on the 4.25% U.S. Treasury Security due November, 2013 (the "SPECIFIED U.S. TREASURY SECURITY"), as the Yield Rate is reported in The Wall Street Journal on the twenty-fifth Business Day preceding (x) the Intended Prepayment Date, or (y) the date Lender accelerates the Loan or otherwise accepts a prepayment pursuant to Paragraph 10(a)(3) of this Note, by

            (C) the present value factor calculated using the following formula:

                        1 - (1 + r)(-n/12)
                        ------------------
                              r

                        [r = Yield Rate

                        n  = the number of months remaining between (1) either
                             of the following:in the case of a voluntary prepayment, the last calendar day of the calendar month during the date on which the prepayment is made, or(y) in any other case, the date on which Lender accelerates the unpaid principal balance of this Note and(2) the Yield Maintenance Period End Date.

                  In the event that no Yield Rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's discretion. If the publication of such Yield Rates in The Wall Street Journal is discontinued,

                  Lender shall determine such Yield Rates from another source selected by Lender.

      (B) Notwithstanding the provisions of Paragraph 10(a) of this Note, no prepayment premium shall be payable with respect to any prepayment made on or after the last calendar day of the 13th month prior to the month in which the Extended Maturity Date (as defined in Schedule B) occurs.

                                                                  INITIAL
                                                                  JMC
                                                                  ______________

                                   SCHEDULE B

                             EXTENDED MATURITY LOAN
                        MODIFICATIONS TO MULTIFAMILY NOTE

      The Fixed Facility Note dated April 28, 2004, in the original principal amount of $100,000,000.00 (the "NOTE") issued by (a) SUN SECURED FINANCING LLC, a Michigan limited liability company, (b) ASPEN - FT. COLLINS LIMITED PARTNERSHIP, a Michigan limited partnership, (c) SUN SECURED FINANCING HOUSTON LIMITED PARTNERSHIP, a Michigan limited partnership (d) SUN COMMUNITIES FINANCE, LLC, a Michigan limited liability company, (e) SUN HOLLY FOREST LLC, a Michigan limited liability company, and (f) SUN SADDLE OAK LLC, a Michigan limited liability company (collectively, "BORROWER") and payable to the order of ARCS COMMERCIAL MORTGAGE CO., L.P., a California limited partnership ("LENDER") is hereby amended as follows:

      1. Paragraph 3(c) of the Note is hereby modified by adding the following new sentence at the end thereof:

            "Notwithstanding the foregoing, if the Extension [defined and described in Paragraph 3(e) below] becomes effective, then (i) the monthly payments required herein will be payable through the Maturity Date, (ii) thereafter, consecutive monthly installments of principal and interest will be payable as provided in Paragraph 3(e) below, (iii) any remaining principal and interest shall be due and payable on the first day of the month that is one year after the Maturity Date (the "Extended Maturity Date"), and (iv) any reference to the term "Maturity Date" contained in this Note or in any other Loan Document will be deemed to be a reference to the Extended Maturity Date."

      2.    The following paragraph is hereby added as Paragraph 3(e) of the
Note:

            "(e) Unless the Borrower notifies the Lender in writing not less than 30 days from, but not more than 60 days prior to, the Maturity Date (in the manner specified in the Master Agreement for giving notices) that it does not desire the Extension to be effective and the conditions set forth in paragraphs 1, 2 and 3 below are satisfied, the Maturity Date of this Note shall be automatically extended (the "Extension") for a one-year period beginning on the Maturity Date and ending on the Extended Maturity Date (the "Extension Period") on the terms set forth in paragraphs 4, 5, 6, 7, and 8 below:

                  (1) No Event of Default has occurred and is continuing (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) and no material Event of Default has occurred during the 12 months immediately preceding the commencement of the Extension Option.

                  (2) No monthly payment or any other payment due under this Note has been past due for 30 days or more during the 12 months immediately preceding the commencement of the Extension Period.

                  (3) On the initial Maturity Date, Borrower makes an installment of principal and interest in an amount equal to the regularly scheduled monthly payment due prior to the initial Maturity Date as set forth in Paragraph 3(c) above.

                  (4) During the Extension Period, interest shall accrue on the unpaid principal balance of this Note at the Adjustable Rate. The Adjustable Rate shall change on each Rate Change Date (defined below) until the loan is repaid in full. The Adjustable Rate shall be the rate per annum that is equal to the sum of (i) the Current Index (defined below), and (ii) the Margin (defined below), which sum is then rounded to three decimal places. Accrued interest on this Note shall be paid in arrears.

                  (5) Consecutive monthly installments of principal and interest, each in the amount of the Required Monthly Payment (defined below), shall be due and payable on the first day of the month following the initial Maturity Date and on the first day of each month thereafter, until the entire unpaid principal balance evidenced by this Note is fully paid. Any accrued interest remaining past due for 30 days or more shall be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest, if not sooner paid, shall be due and payable on the Extended Maturity Date. The initial Required Monthly Payment shall be the amount required to pay the unpaid principal balance of this
            Note in equal monthly installments, including accrued interest at the Adjustable Rate over the Remaining Amortization Period (defined below). Thereafter, to the extent that the Adjustable Rate has changed, the Required Monthly Payment shall change on each Payment Change Date, and shall be in such amount as shall cause the unpaid principal balance of the Note to be amortized over the Remaining Amortization Period (defined below). The Required Monthly Payment shall be calculated utilizing an actual/360 interest calculation payment schedule based on a 360-day year consisting of the actual number of days in each month. The amount of the Required Monthly Payment that is allocated to interest shall be calculated utilizing the accrual method set forth in Paragraph 3(b) above. The balance of the Required Monthly Payment will be allocated to principal and such amount will vary depending on the amount of the Required Monthly Payment that is allocated to interest.

                  (6) Before each Payment Change Date, Lender shall re-calculate the Adjustable Rate and shall notify Borrower (in the manner specified in the Security Instrument for giving notices) of any change in the Adjustable Rate and the Required Monthly Payment.

                  (7) If Lender at any time determines, in its sole but reasonable discretion, that it has miscalculated the amount of the Required Monthly Payment (whether because of a miscalculation of the Adjustable Rate or otherwise), then Lender shall give notice to Borrower of the corrected amount of the Required Monthly Payment (and the corrected Adjustable Rate, if applicable) and (i) if the corrected amount of the Required Monthly Payment represents an increase, then Borrower shall, within 30 calendar days thereafter, pay to Lender any sums that Borrower would have otherwise been obligated under this Note to pay to Lender had the amount of the Required Monthly Payment not been miscalculated, or (ii) if the corrected amount of the Required Monthly Payment represents a decrease thereof and Borrower is not otherwise in breach or default under any of the terms and provisions of the Note, the Security Instrument or any other loan document evidencing or securing the Note, then Borrower shall thereafter be paid the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of the Required Monthly Payment not been miscalculated.

                  (8) For purposes of this Section, the following definitions shall apply:

                        CURRENT INDEX: The published Index that is effective on
                  the 15th day before the applicable Rate Change Date.

                        INDEX: The British Bankers Association fixing of the
                  London Inter-Bank Offered Rate for 1-month U.S. Dollar-denominated deposits as reported by Telerate through electronic transmission. If the Index is no longer available, or is no longer posted through electronic transmission, Lender will choose a new index that is based upon comparable information and provide notice thereof to Borrower.

                        MARGIN: 2.40% (which Margin includes the Variable
                  Facility Fee).

                        ORIGINAL AMORTIZATION PERIOD: 360 months.

                        PAYMENT CHANGE DATE: The first day of the month
                  following each Rate Change Date until this Note is repaid in full.

                        RATE CHANGE DATE: The initial Maturity Date and the
                  first day of each month thereafter until this Note is repaid in full.

                        REMAINING AMORTIZATION PERIOD: For an amortizing Loan,
                  as of the initial Maturity Date and the applicable Payment Change Date thereafter, the Original Amortization Period minus the number of scheduled monthly payments that have elapsed since the date of this Note."

      3.    The following new sentence is hereby added to Paragraph 8 of the
Note:

            "Notwithstanding the foregoing, if the Extension Option becomes effective, so long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at the Default Rate which is equal to the lesser of 4 percentage points above the then-current Adjustable Rate or the maximum interest rate which may be collected from Borrower under applicable law."

                                                    JMC
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                                                    INITIALS